Exhibit 16

                                POWER OF ATTORNEY

                                POWER OF ATTORNEY

     The undersigned, being all of the Trustees of The Phoenix Edge Series Fund (the "Fund"), do hereby constitute and appoint Philip K. Polkinghorn, Tracy L. Rich and Kathleen A. McGah, or either of them as our true and lawful attorneys and agents, with full power to sign for us in the capacity indicated below, any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate with the Securities and Exchange Commission under the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal and state laws, relating to each of the following series of the Fund:

                     Phoenix Capital Growth Series
                     Phoenix Mid-Cap Growth Series
                     Phoenix-Aberdeen International Series
                     Phoenix-Engemann Growth and Income Series

     The undersigned each hereby ratifies and confirms our respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by our subsequent disability or incompetence.

     We hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original thereof.

     We hereby further revoke any and all powers of attorney previously given by us with respect to said Fund, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

     WITNESS our hand and seal on this 24th day of July, 2006.




/s/ Frank M. Ellmer                        /s/ John A. Fabian
--------------------------------           --------------------------------
Frank M. Ellmer, Trustee                   John A. Fabian, Trustee


/s/ Roger A. Gelfenbien                    /s/ Eunice S. Groark
--------------------------------           --------------------------------
Roger A. Gelfenbien, Trustee               Eunice S. Groark, Trustee


/s/ Frank E. Grzelecki                     /s/ John R. Mallin
--------------------------------           --------------------------------
Frank E. Grzelecki, Trustee                John R. Mallin, Trustee


/s/ Philip R. McLoughlin                   /s/ Philip K. Polkinghorn
--------------------------------           --------------------------------
Philip R. McLoughlin, Trustee              Philip K. Polkinghorn, Trustee